UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 21, 2008

VIROPHARMA INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

397 EAGLEVIEW BOULEVARD, EXTON, PENNSYLVANIA	19341
(Address of Principal Executive Offices)	(Zip Code)

(610) 458-7300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01	Completion of Acquisition or Disposition of Assets

On October 21, 2008, ViroPharma Incorporated (“ViroPharma”) announced that it had completed the previously announced acquisition of Lev Pharmaceuticals, Inc. (“Lev”). Pursuant to the terms and conditions of the Agreement and Plan of Merger, dated July 15, 2008 (the “Agreement”), among ViroPharma, Lev, and HAE Acquisition Corp. (“Merger Sub “), on October 21, 2008 (the “Closing Date”), Merger Sub merged with and into Lev, with Lev surviving the merger as a subsidiary of ViroPharma.

Pursuant to the terms of the Agreement, each share of Lev common stock issued and outstanding immediately prior to the effective time of the merger (other than any shares of common stock owned by Lev or ViroPharma or their wholly owned subsidiaries or as to which statutory appraisal rights were perfected) was converted into the right to receive (i) 0.042146 shares of ViroPharma common stock, par value $.002 per share, with cash in lieu of any fractional shares, (ii) $2.25 in cash, without interest, and (iii) a non-transferable contingent value right (“CVR”) that provides for contingent consideration of up to $1.00 per share. Holders of Lev common stock will be contacted by the exchange agent for the merger for information regarding this process.

ViroPharma anticipates issuing an aggregate of approximately 7,359,667 shares of its common stock to holders of Lev stock, options and warrants as a result of the merger, rather than the number of shares previously disclosed in the press release.

A copy of ViroPharma’s press release announcing completion of the merger is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of business acquired.

The financial statements required by this Item with respect to Lev were filed with the Securities and Exchange Commission on March 14, 2008 in Lev’s Annual Report on Form 10-K. Such financial statements are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information

The pro forma financial information required by this Item is not being filed herewith. To the extent such information is required by this item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibit No.	Description
	23.1	Consent of Eisner LLP, Independent Registered Public Accounting Firm of Lev.
	99.1	Press release dated October 21, 2008.
	99.2	Financial statements of Lev as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 (incorporated by reference to Lev’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: October 24, 2008	By:	/s/ J. Peter Wolf

J. Peter Wolf
Vice President, General Counsel and Secretary

Index of Exhibits

Exhibit No.	Description
23.1	Consent of Eisner LLP, Independent Registered Public Accounting Firm of Lev.
99.1	Press release dated October 21, 2008.
99.2	Financial statements of Lev as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 (incorporated by reference to Lev’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2008).